COMMON SHARES	12 Months Ended
Dec. 31, 2013
COMMON SHARES [Abstract]
COMMON SHARES

Note 16-COMMON SHARES

On September 10, 2010, the shareholders of the Company approved a dual-class common share structure, under which the 175,944,260 common shares outstanding as of the date were re-registered as Class B common shares, and all the remaining 324,055,740 authorized but unissued common shares were re-registered as Class A common shares. The two classes of common shares have identical rights except for different voting rights and conversion rights; the holders of each Class A common share issued and outstanding are entitled to one vote per share and the holders of each Class B common share issued and outstanding are entitled to ten votes per share. Each Class B common share is convertible to one Class A common share at any time whereas Class A common shares are not convertible into Class B common shares under any circumstances. In addition, if at any time Ms. Yu Yu, executive chairwoman of the Company, Mr. Guoqing Li, chief executive officer of the Company, and their affiliates collectively own less than 5% of the total number of the issued and outstanding Class B common shares (taking into account all of the issued and outstanding preferred shares on an as-converted basis), each issued and outstanding Class B common share will be automatically and immediately converted into one share of Class A common share, and the Company will not issue any Class B common shares thereafter the re-registration of common shares as Class B common shares were accounted for under the carry over basis.